RGA

1Q23 Earnings Presentation

May 4, 2023


THE SECURITY OF EXPERIENCE.
THE POWER OF INNOVATION.

Reinsurance Group of America, Incorporated

Safe Harbor

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and federal securities laws including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance and growth potential of the Company. Forward-looking statements often contain words and phrases such as "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "if," "intend," "likely," "may," "plan," "potential," "pro forma," "project," "should," "will," "would," and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms. Forward-looking statements are based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.

Factors that could also cause results or events to differ, possibly materially, from those expressed or implied by forward-looking statements, include, among others: (1) adverse changes in mortality (whether related to COVID-19 or otherwise), morbidity, lapsation or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company's liquidity, access to capital and cost of capital, (4) changes in the Company's financial strength and credit ratings and the effect of such changes on the Company's future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in the market value of assets subject to the Company's collateral arrangements, (7) action by regulators who have authority over the Company's reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent's status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company's current and planned markets, (10) the impairment of other financial institutions and its effect on the Company's business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company's investment securities or result in the impairment of all or a portion of the value of certain of the Company's investment securities that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company's ability to make timely sales of investment securities, (14) risks inherent in the Company's risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company's investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company's dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (18) financial performance of the Company's clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, pandemics, epidemics or other major public health issues anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors' responses to the Company's initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company's entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company's telecommunication, information technology or other operational systems, or the Company's failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse developments with respect to litigation, arbitration or regulatory investigations or actions, (26) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, including Long Duration Targeted Improvement accounting changes and (28) other risks and uncertainties described in this document and in the Company's other filings with the Securities and Exchange Commission ("SEC").

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company's business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company's situation may change in the future, except as required under applicable securities law. For a discussion of these risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A – "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, as may be supplemented by Item 1A - "Risk Factors" in the Company's subsequent Quarterly Reports on Form 10-Q and in our other periodic and current reports filed with the SEC.

Use of Non-GAAP Financial Measures

RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA's management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company's continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives, and changes in the fair value of contracts that provide market risk benefits. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company's underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company's ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income taxes is presented in the Appendix.

RGA also uses a non-GAAP financial measure called adjusted operating income, excluding notable items. Notable items currently represent the financial impact of RGA's assumption reviews on business subject to LDTI, reflected in future policy benefits remeasurement (gains) losses. In addition, notable items may in future periods include other items RGA believes may not be indicative of future performance. A reconciliation of income before income taxes of the operating segments to adjusted operating income, excluding notable items, before income taxes is presented in the Appendix.

RGA evaluates its shareholders' equity and book value per share position excluding the impact of accumulated other comprehensive income (loss) ("AOCI") since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders' equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments, updated discount rate assumptions on liability for future policy benefits, changes in instrument-specific credit risk associated with market-risk benefit liabilities, and foreign currency translation.

RGA uses a non-GAAP financial measure called adjusted operating return on equity excluding notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders' equity excluding year-to-date notable items and AOCI.

Reconciliations of non-GAAP financial measures to the nearest GAAP financial measures are provided in the Appendix at the end of this presentation.

First Quarter Financial Highlights

Very Strong Operating Performance	▪ Q1 adjusted operating income of **$5.16**[1] per diluted share; including adverse foreign currency effects of **$0.18** per diluted share ▪ Strong earnings from GFS, U.S. traditional, Asia traditional business ▪ Strong organic new business activity, including first pension risk transfer (PRT) transaction in the U.S.; premiums up **10.8%** on a constant currency basis[2]
Balanced Capital Management	▪ Capital deployment of **$194 million** for the quarter into in-force and other transactions ▪ Total shareholder capital returns of **$103 million**; **$50 million** in share repurchases and **$53 million** of dividends ▪ Very attractive transaction pipelines; excess capital of **$1.4 billion**
Favorable Investment Results	▪ New money rates of **5.56%** ▪ Higher non-spread yield excluding variable investment income (VII) ▪ VII contribution slightly above expectations ▪ Modest impairments

RGA

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] Actual amounts reflect impact of currency fluctuations. Constant currency amounts reflect foreign denominated activity translated to U.S. dollars at a constant exchange rate. Excludes total adverse net foreign currency effects of $112 million.

Consolidated Results

Adjusted operating EPS[1,2]

- Continued earnings strength and momentum


$4.18
$5.16
1Q22
1Q23

Trailing 12 month adjusted operating ROE[1]

- Estimated notable items of **1.9%**[2] on trailing 12 month adjusted operating ROE


7.1%
8.7%
11.2%
13.1%
1Q22
1Q22 ex Notable Items
1Q23
1Q23 ex Notable Items

Strong operating performance across products and geographies

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] There were no notable items in the first quarter of 2023. Notable items include actuarial assumption changes on business subject to LDTI; Assumption changes reflect the impact of changes in actuarial assumptions on business subject to LDTI recorded in "Future policy benefits remeasurement (gains) losses" in the income statement. Tax effected at 24%.

RGA

Q1 Results by Segment

Pre-tax Adjusted Operating Income (Loss)[1, 2]	1Q23	1Q22
U.S. and Latin America Traditional	$122	$45
U.S. and Latin America Asset-Intensive	$84	$76
U.S. and Latin America Capital Solutions	$21	$25
Canada Traditional	$29	$15
Canada Financial Solutions	$10	$9
EMEA Traditional	$27	$34
EMEA Financial Solutions	$69	$61
APAC Traditional	$79	$108
APAC Financial Solutions	$40	$21
Corporate & Other	$(25)	$(18)
Total	$456	$376

- **U.S. and Latin America:** Traditional results reflected favorable impacts from: in-force management actions, Group and Individual Health experience, and investment income, partially offset by unfavorable large claims experience; Asset-Intensive results reflected favorable investment spreads
- **Canada:** Traditional results were in line with expectations; Financial Solutions results reflected favorable longevity
- **EMEA:** Traditional results reflected modestly unfavorable experience, primarily due to estimated claims related to the earthquake in Turkey; Financial Solutions results reflected favorable longevity experience
- **APAC:** Traditional results reflected favorable overall experience; Financial Solutions results reflected contributions from recent strong new business
- **Corporate:** Losses were favorable compared to the quarterly average run rate, primarily due to higher investment income

RGA

[1] $ in millions. Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] There were no notable items in the first quarter of 2023.

Quarterly Premiums

Continued momentum, attractive growth opportunities

Quarterly Premium Growth


12%
10%
8%
6%
4%
2%
0%
9.9%
8.3%
8.1%
4.3%
10.1%
4.9%
6.0%
1.1%
10.8%
7.3%
1Q22
2Q22
3Q22
4Q22
1Q23
Reported
Constant Currency

Premiums[1]	1Q23 QTD	1Q22 QTD	% Change	Constant Currency % Change[2]
U.S. and Latin America Traditional	$1,615	$1,541	4.8%	4.7%
U.S. and Latin America Asset-Intensive	$163	$15	986.7%	986.7%
Canada Traditional	$295	$304	-3.0%	3.6%
Canada Financial Solutions	$23	$23	0.0%	4.3%
EMEA Traditional	$438	$451	-2.9%	6.2%
EMEA Financial Solutions	$125	$128	-2.3%	7.0%
APAC Traditional	$662	$650	1.8%	6.9%
APAC Financial Solutions	$64	$43	48.8%	65.1%
Total	$3,385	$3,155	7.3%	10.8%

RGA

[1] $ in millions.
[2] Actual amounts reflect impact of currency fluctuations. Constant currency amounts reflect foreign denominated activity translated to U.S. dollars at a constant exchange rate. Excludes total adverse net foreign currency effects of $112 million.

Non-Spread Investment Results

Investment yield[1]

- Stable income supported by diversified portfolio
- Value opportunities and yield environment support portfolio yield

New money rate[2]

- Attractive opportunities across corporates, structured products, and private lending
- New money rate rose to 5.56% in Q1 even as corporate yields ended lower



Investment Yield[1]
6.00%
5.00%
4.00%
3.00%
5.29%
4.63%
4.40%
4.45%
4.71%
3.80%
3.96%
4.12%
4.14%
4.45%
1Q22
2Q22
3Q22
4Q22
1Q23
Reported
Excluding VII



New Money Rate[2,3]
6.00%
5.00%
4.00%
3.00%
3.81%
5.06%
5.35%
5.44%
5.56%
1Q22
2Q22
3Q22
4Q22
1Q23

[1] On an amortized cost basis, excluding spread business; average invested assets at amortized cost in Q1 equaled $35.9 billion.
[2] Excludes cash, cash equivalents, U.S. Treasury notes, and funding agreement-backed notes purchases.
[3] Correction to 4Q22 new money rate increased the rate 0.39% due to misclassification of referenced portfolios.

Investment Portfolio

- Disciplined approach focuses on strong credit underwriting with emphasis on higher-quality, diversified fixed income assets
- Fixed maturity securities: over 94% investment grade rated; high yield is primarily BB rated
- Modest impairments of $41 million
- Q1 purchases included attractive opportunities in private lending, structured products, as well as public single-A credits aligned to liabilities



Asset Allocation[1]
1.6%
3.1%
4.0%
4.6%
1.5%
0.2%
7.7%
8.8%
$77.3B
68.5%
Investment Grade Bonds
Mortgage Loans on Real Estate
Funds Withheld at Interest
Short-Term/Cash Equivalents
High Yield Bonds
LPs/Real Estate JVs
Policy loans
Other Invested Assets
Equity Securities



Fixed Maturity Securities Credit Rating[1,2]
4.8%
0.7%
31.5%
$56.1B
63.0%
AAA/AA/A
BBB
BB
<BB

Our investment strategy balances risk and return to build a portfolio to weather cycles

RGA

[1] As of March 31, 2023.
[2] Percentages based on fair market value. The rating agency designation includes all "+" or "-" at that rating level (e. g. "BBB" includes "BBB+", "BBB", and "BBB-").

Commercial Mortgage Loans (CML)

- Experienced team has managed through multiple real estate cycles; utilizes downcycle playbook, aligned incentives
- Disciplined portfolio underwriting and resulting metrics provide significant expected downside support
  - Loan-to-value (LTV) of less than 56%; significant borrower equity ahead of our investment, reviewed at least annually
  - Debt service coverage ratio (DSCR) average above 1.8x; predictable income stream to make debt service payments
  - Well-laddered maturity profile, coupled with amortization, reduces maturity default risk
    - 2% of CML portfolio matures in 2023
    - 6% in 2024
  - Average loan balance ~$10 million
  - Limited delinquency or non-performers
  - Office properties are primarily in suburban locations; office portfolio LTV 57%
  - No traditional malls in retail

Commercial Mortgage Investment by Property Type[1]



5.4%
1.8%
12.1%
33.6%
$6.9B
22.2%
24.9%
Retail
Office
Industrial
Multi-Family
Hotel
Other

Commercial Mortgage Investment by NAIC Rating[1]



2.4%
0.5%
0.3%
32.7%
$6.9B
64.2%
CM1
CM2
CM3
CM4
CM7

High quality, well-diversified by geography and property type

RGA

[1] As of March 31, 2023.

CML Office Loan Exposure

- Suburban focused office loan portfolio (~70%)
- Diversified geographically
  - Invested across 50+ Metropolitan Statistical Areas (MSA)
  - Largest single office MSA <$60 million total loan exposure
- Manageable near-term office loan maturities
  - 2023: $123 million
  - 2024: $158 million

Portfolio Metrics[1]

LTV	DSCR	Average Loan Size
57%	1.84x	~$11 million

~$1.0 billion in office loans maturing over the next 5 years[1]



Book Value ($ millions)
$123
$158
$193
$279
$212
2023
2024
2025
2026
2027

Book Value of Portfolio Maturing by Year

Portfolio of selective, first lien loans

Originated and managed by experienced RGA team

[1] As of March 31, 2023.

Capital and Liquidity

Capital

- Strong capital position
- Excess capital position of $1.4 billion



$ in billions
LDTI
$11.4
$12.6
$12.3
$13.0
$13.6
2019
2020
2021
2022
1Q23
RGA Inc.'s Equity ex-AOCI[1]
Debt
Hybrids

Leverage ratios

- Leverage ratios within our targeted ranges
- Slightly elevated following the March surplus notes issuance



LDTI
16.3%
26.0%
19.5%
28.4%
16.6%
29.7%
15.7%
31.2%
14.9%
33.3%
2019
2020
2021
2022
1Q23
Debt to Total Capital
Debt + Hybrids to Total Capital

Ample liquidity

- Strong level of liquidity includes proceeds from surplus notes
- Access to $850 million syndicated credit facility and other sources



$ in billions
$1.4
$3.4
$2.9
$2.9
$3.3
2019
2020
2021
2022
1Q23
Cash and Cash Equivalents

RGA

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix. Amounts prior to 2021 have not been updated to reflect the adoption of ASU 2018-12, *Financial Services – Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts.*

Balanced Capital Management

Efficient deployment

- Managing capital over the long-term
- Continued success in deploying capital into in-force and other transactions, adding long-term value to RGA

Balanced approach

- Priority to deploy capital into organic growth and in-force and other transactions
- Return to shareholders through dividends and share repurchases



$ in millions
$708
$465
$80
$163
2019
$494
$159
$153
$182
2020
$833
$543
$96
$194
2021
$710
$430
$75
$205
2022
$297
$194
$50
$53
1Q23



2019-1Q23 Excess Capital Deployed
26%
15%
59%

■ Shareholder Dividends ■ Share Buybacks ■ In-Force and Other Transactions

Effective and balanced capital management over time

Resilient Long-Term Business, Long-Term Success

- Demonstrated value from diversification of earnings sources and global platform
- Consistent book value growth over time, in a range of environments
- Investment strategy balances risk and return to weather cycles
- Effective and balanced capital management approach

Book Value per Share (ex-AOCI)[1] Total Return Growth[2]



15-Year 10.0% CAGR
10-Year 9.9% CAGR
5-Year 6.5% CAGR
3-Year 4.7% CAGR
10.4% CAGR³
$40.36
$64.95
$116.46
$135.10
$146.22
$114.02
$136.56
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
1/1/2021
2021
2022
1Q23
As Reported
Revised for LDTI Accounting Standard

RGA

[1] Please refer to "Reconciliations of Non-GAAP Measures" in Appendix.
[2] CAGR growth of book value per share ex-AOCI plus dividends.
[3] Includes 1Q23.

Q1 Key Messages

Very strong operating performance

- Strong earnings across business segments
- Good growth momentum, including first PRT transaction in the U.S.
- Robust and attractive pipelines
- Strong start to the year for capital deployment into in-force and other transactions and returning capital to shareholders
- Favorable investment results

APPENDIX



Pre-Tax Income Reconciliation

	1Q23	1Q22
Pre-tax income[1]	$ 351	267
Investment-related		
Change in allowance for credit losses and impairments	41	14
Net gains/losses on sale of fixed maturity securities	45	24
Change in market value of certain limited partnerships and other	4	(5)
Derivative-related		
Embedded derivatives[2]	(44)	17
Change in market value of derivative instruments	39	57
Market risk benefits (net of hedging)[3]	12	1
Tax-related items and other	8	1
Pre-tax adjusted operating income	$ 456	376

- Increase in credit allowance and investment impairments due to market conditions
- Net losses on sale of fixed maturity securities associated with portfolio repositioning
- Change in income from embedded derivatives was primarily due to changes in credit spreads and interest rates
- Change in value of derivative instruments, comprised primarily of non-qualifying hedges and credit derivatives, was due to volatility in foreign exchange rates, interest rates and equity markets

RGA

[1] $ in millions.
[2] Embedded derivatives related to funds withheld or modified coinsurance transactions and equity-indexed annuities
[3] Market risk benefits include GMXBs, which are policy riders that provide a specified guaranteed minimum benefit

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income		
In millions	1Q23	1Q22
U.S. & Latin America Traditional		
GAAP pre-tax income	$ 121	$ 60
Capital (gains) losses, derivatives and other, net [1]	-	-
Change in MV of embedded derivatives [1]	1	(15)
Pre-tax adjusted operating income	$ 122	$ 45
U.S. & Latin America Asset-Intensive		
GAAP pre-tax income	$ 93	$ 32
Capital (gains) losses, derivatives and other, net [1]	36	13
Change in MV of embedded derivatives [1]	(45)	31
Pre-tax adjusted operating income	$ 84	$ 76
U.S. & Latin America Capital Solutions		
GAAP pre-tax income	$ 21	$ 25
Pre-tax adjusted operating income	$ 21	$ 25
Canada Traditional		
GAAP pre-tax income	$ 29	$ 15
Pre-tax adjusted operating income	$ 29	$ 15
Canada Financial Solutions		
GAAP pre-tax income	$ 10	$ 9
Pre-tax adjusted operating income	$ 10	$ 9
EMEA Traditional		
GAAP pre-tax income	$ 27	$ 34
Pre-tax adjusted operating income	$ 27	$ 34
EMEA Financial Solutions		
GAAP pre-tax income	$ 59	$ 67
Capital (gains) losses, derivatives and other, net	10	(6)
Pre-tax adjusted operating income	$ 69	$ 61

[1] Net of DAC offset

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income		
In millions	**1Q23**	**1Q22**
Asia Pacific Traditional		
GAAP pre-tax income	$ 79	$ 108
Pre-tax adjusted operating income	$ 79	$ 108
Asia Pacific Financial Solutions		
GAAP pre-tax income (loss)	$ (13)	$ (56)
Capital (gains) losses, derivatives and other, net	53	77
Pre-tax adjusted operating income	$ 40	$ 21
Corporate and Other		
GAAP pre-tax income (loss)	$ (75)	$ (27)
Capital (gains) losses, derivatives and other, net	50	9
Pre-tax adjusted operating loss	$ (25)	$ (18)
RGA Consolidated		
GAAP pre-tax income	$ 351	$ 267
Capital (gains) losses, derivatives and other, net [1]	149	93
Change in MV of embedded derivatives [1]	(44)	16
Pre-tax adjusted operating income	$ 456	$ 376
GAAP net income available to RGA shareholders	$ 252	$ 197
Capital (gains) losses, derivatives and other, net [1]	121	94
Change in MV of embedded derivatives [1]	(24)	(8)
Adjusted operating income	$ 349	$ 283

[1] Net of DAC offset

Reconciliation of earnings-per-share available to RGA shareholders to adjusted operating earnings-per-share		
Diluted share basis	**1Q23**	**1Q22**
Earnings-per-share	$ 3.72	$ 2.91
Capital (gains) losses, derivatives and other, net [1]	1.80	1.39
Change in MV of embedded derivatives [1]	(0.36)	(0.12)
Adjusted operating earnings-per-share	$ 5.16	$ 4.18

[1] Net of DAC offset

RGA

Reconciliations of Non-GAAP Measures

Reconciliation of RGA, Inc. stockholders' equity to RGA, Inc. stockholders' equity excluding AOCI

In millions	1Q23	2022	2021	2020	2019
RGA, Inc. stockholders' equity	$ 7,626.0	$ 7,081.0	$ 8,181.0	$ 14,352.0	$ 11,601.7
Less effect of AOCI:					
Accumulated currency translation adjustment	(94.0)	(116.0)	(13.0)	(69.0)	(91.8)
Unrealized (depreciation) appreciation of securities	(4,393.0)	(5,497.0)	3,779.0	5,500.0	3,298.5
Effect of updating discount rates on future policy benefits	3,034.0	3,755.0	(4,209.0)		
Change in instrument-specific credit risk for market risk benefits	14.0	13.0	(7.0)		
Pension and postretirement benefits	(22.0)	(28.0)	(50.0)	(72.0)	(69.8)
RGA, Inc. stockholders' equity excluding AOCI	$ 9,087.0	$ 8,952.0	$ 8,681.0	$ 8,993.0	$ 8,464.8
RGA, Inc. stockholders' average equity	$ 7,360	$ 7,470	$ 7,764	$ 12,204	$ 10,391
Less effect of AOCI:					
Accumulated currency translation adjustment	(69)	(53)	32	(153)	(137)
Unrealized (depreciation) appreciation of securities	(3,847)	(2,213)	4,696	3,771	2,481
Effect of updating discount rates on future policy benefits	2,421	972	(5,292)		
Change in instrument-specific credit risk for market risk benefits	5	1	(27)		
Pension and postretirement benefits	(40)	(46)	67	(75)	(56)
RGA, Inc. stockholders' average equity excluding AOCI	8,890	8,809	8,288	8,661	8,103
Year-to-date notable items, net of tax	79	107	56	-	-
RGA, Inc. stockholders' average equity excluding AOCI and notable items	$ 8,969	$ 8,916	$ 8,344	$ 8,661	$ 8,103

Reconciliation of trailing twelve months of consolidated net income available to RGA shareholders to adjusted operating income and related return on equity (ROE)

	1Q23		1Q22	
Trailing twelve months	Income	ROE	Income	ROE
Net income available to RGA shareholders	$ 572	7.8%	$ 232	11.6%
Reconciliation to adjusted operating income:				
Capital (gains) losses, derivatives and other, net	421		372	
Adjusted operating income	$ 993	11.2%	$ 604	7.1%
Notable items after tax	184		35	
Adjusted operating income excluding notable items	$ 1,177	13.1%	$ 187	8.7%

Reconciliation of book value per share to book value per share excluding AOCI

	1Q23	2022	2021	1/1/2021
Book value per share	$ 114.60	$ 106.19	$ 121.79	$ 100.64
Less effect of AOCI:				
Accumulated currency translation adjustment	(1.41)	(1.73)	(0.20)	(1.02)
Unrealized (depreciation) appreciation of securities	(88.02)	(82.44)	56.27	82.59
Effect of updating discount rates on future policy benefits	45.59	56.32	(62.67)	(94.42)
Change in instrument-specific credit risk for market risk benefits	0.22	0.19	(0.10)	0.53
Pension and postretirement benefits	(0.34)	(0.41)	(0.74)	(1.08)
Book value per share excluding AOCI	$ 158.56	$ 134.26	$ 129.23	$ 114.02

	2022	2021	2020	2019	2018	2017	2016	2015
Book value per share	$ 62.16	$ 193.75	$ 211.19	$ 185.17	$ 134.53	$ 148.48	$ 110.31	$ 94.09
Less: Effect of unrealized appreciation (depreciation) of securities	(81.10)	55.09	80.94	52.65	13.63	34.14	21.07	14.35
Less: Effect of accumulated currency translation adjustments	(2.56)	(0.13)	(1.02)	(1.46)	(2.69)	(1.34)	(2.68)	(2.78)
Less: Effect of unrecognized pension and post retirement benefits	(0.40)	(0.74)	(1.06)	(1.12)	(0.80)	(0.78)	(0.67)	(0.71)
Book value per share excluding AOCI	$ 146.22	$ 139.53	$ 132.33	$ 135.10	$ 124.39	$ 116.46	$ 92.59	$ 83.23

	2014	2013	2012	2011	2010	2009	2008	2007
Book value per share	$ 102.13	$ 83.87	$ 93.47	$ 79.31	$ 64.98	$ 49.87	$ 33.54	$ 48.70
Less: Effect of unrealized appreciation (depreciation) of securities	23.63	11.59	25.40	19.35	8.88	1.43	(7.62)	5.05
Less: Effect of accumulated currency translation adjustments	1.19	2.93	3.62	3.13	3.48	2.80	0.35	3.43
Less: Effect of unrecognized pension and post retirement benefits	(0.72)	(0.31)	(0.50)	(0.42)	(0.20)	(0.22)	(0.20)	(0.14)
Book value per share excluding AOCI	$ 78.03	$ 69.66	$ 64.95	$ 57.25	$ 52.80	$ 45.86	$ 41.01	$ 40.36